UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 27, 2023
Date of Report (Date of Earliest Event Reported)

Insignia Systems, Inc.
(Exact Name of Registrant as Specified in its Charter)

Minnesota	001-13471	41-1656308
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

212 Third Avenue N, Suite 356 Minneapolis, Minnesota	55401
(Address of Principal Executive Offices)	(Zip Code)

(763) 392-6200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ISIG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The 2023 Annual Meeting of Shareholder of Insignia Systems, Inc. (the “Company” was held on July 27, 2023, and the shareholders voted on the following proposals, each as described in further detail in the definitive proxy statement relating to the meeting, filed with the Securities and Exchange Commission on June 26, 2023. A total of 102,056 shares beneficially owned by a shareholder group as of the record date were determined to be in excess of applicable limitations established by the Minnesota Control Share Acquisition Act, Section 302A.671 of the Minnesota Statutes, resulting in a maximum of 1,695,603 shares entitled to vote at the meeting.

1. Election of Directors. Based on the following votes, all seven nominees were elected to serve as a director of the Company for a term of one year, or until their respective successor is elected.

Nominee	For	Withheld	Broker Non-Votes
Mary H. Herfurth	850,888	5,408	436,085
Chad B. Johnson	851,742	4,554	436,085
Mark R. Jundt	851,926	4,370	436,085
Matthew R. Kelly	853,670	2,626	436,085
Daniel C. Philip	851,670	4,626	436,085
Nicholas J. Swenson	798,624	57,672	436,085
Loren A. Unterseher	849,764	6,532	436,085

2. Say on Pay Proposal. The proposal to approve, by a non-binding vote, the Company’s executive compensation received advisory approval based on the following votes:

For	Against	Abstain	Broker Non-Votes
842,352	11,056	2,888	436,085

3. Say on Frequency Proposal. The shareholders expressed a preference for an annual nonbinding advisory vote on the compensation of the Company’s named executive officers based on the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
833,809	854	16,761	4,872	436,085

In light of the voting results on this proposal, the Company’s Board of Directors has determined that it will include an advisory, non-binding shareholder vote on executive compensation in the Company’s proxy materials every year until the next required advisory vote on the frequency of shareholder votes on executive compensation.

4. Ratification of Auditor. The proposal to ratify the appointment of Baker Tilly US, LLP as the independent registered public accounting firm for the year ending December 31, 2023 was approved based on the following votes:

For	Against	Abstain
1,283,635	2,048	6,698

5. Asset Sale Proposal. The proposal to adopt the Asset Purchase Agreement, dated as of May 24, 2023 (the “Purchase Agreement”), by and between the Company and TIMIBO LLC, an affiliate of Park Printing, Inc. (“Park Printing”), was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
850,166	2,711	3,419	436,085

6. Advisory Compensation Proposal. The proposal to approve, by a non-binding vote, specified compensation that may be received by our named executive officers in connection with the transactions contemplated by the Purchase Agreement received advisory approval based on the following votes:

For	Against	Abstain	Broker Non-Votes
824,156	28,920	3,220	436,085

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7. Adjournment Proposal. The proposal to approve one or more adjournments of the Annual Meeting to a later date or dates if necessary or appropriate to solicit additional proxies if there are insufficient votes to approve the Asset Sale Proposal at the time of the Annual Meeting was approved based on the following votes:

For	Against	Abstain
1,251,825	32,329	8,227

Although this proposal was approved, adjournment of the Annual Meeting was not necessary because the shareholders approved the adoption of the Purchase Agreement.

8. Reincorporation Proposal. The proposal to approve the reincorporation of the Company from Minnesota to Delaware was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
847,999	5,237	3,060	436,085

9. Exclusive Forum Proposal. The proposal to approve the adoption of an exclusive forum provision in the Company’s Delaware Bylaws was not approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
846,934	6,311	3,051	436,085

10. Exculpation Proposal. The proposal to approve adoption of an officer exculpation provision in the Company’s Delaware Certificate of Incorporation was not approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
843,947	9,469	2,880	436,085

Item 7.01 Regulation FD Disclosure.

On July 31, 2023, the Company issued a press release announcing the completion of the meeting and anticipated closing of the transactions contemplated by the Purchase Agreement, the text of which is furnished as Exhibit 99.1 to this current report.

The information in this Item 7.01 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference to such disclosure in this Form 8-K in such a filing.

Item 8.01 Other Events.

The transactions contemplated by the Purchase Agreement are expected to close on August 3, 2023. The Company intends to reincorporate under the laws of Delaware and adopt the name “Lendway, Inc.” effective as of August 4, 2023. The Company’s common stock is expected to begin trading under the symbol “LDWY” as of the commencement of trading on the same date.

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Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description	Method of Filing
99.1	Press Release dated July 31, 2023	Filed Electronically
104	Cover Page Interactive Data File

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

Statements in this report that are not statements of historical or current facts are considered forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, as amended. The words “anticipate,” “continue,” “expect,” “intend,” “plan,” “remain,” “seek,” “will” and similar expressions identify forward-looking statements. Readers are cautioned not to place undue reliance on these or any forward-looking statements, which speak only as of the date of this report. Statements made in this report regarding, for instance, the pending disposition, ongoing exploration of strategic alternatives, and plans with respect to our non-bank lending business, are forward-looking statements. These forward-looking statements are based on current information, which we have assessed and which by its nature is dynamic and subject to rapid and even abrupt changes. As such, actual results may differ materially from the results or performance expressed or implied by such forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors, including (1) risks related to the consummation of the pending disposition, including the risks that (a) the asset sale may not be consummated within the anticipated time period, or at all, (b) other conditions to the consummation of the asset sale under the agreement may not be satisfied, and (c) the significant limitations on remedies contained in the underlying agreement may limit or entirely prevent a party from specifically enforcing another party’s obligations or recovering damages for any breach; (2) the effects that any termination of the asset purchase agreement may have on the Company or its business; (3) the effects that the pendency of the disposition may have on the Company and its businesses, including the risks that as a result (a) the operating results or stock price of the Company may suffer, (b) its current plans and operations may be disrupted, (c) the ability of the Company to retain or recruit key employees may be adversely affected, (d) management and employee attention may be diverted from other important matters, or (e) the circumstances of the pending disposition may have a chilling effect on other potential strategic alternatives; (5) the risk that the transaction may involve unexpected costs, liabilities or delays; and (6) those other factors set forth in our Annual Report on Form 10-K, as amended, for the year ended December 31, 2022 and additional risks, if any, identified in our subsequent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K filed with the SEC. Such forward-looking statements should be read in conjunction with the Company’s filings with the SEC. The Company assumes no responsibility to update the forward-looking statements contained in this report or the reasons why actual results would differ from those anticipated in any such forward-looking statement, other than as required by law.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

INSIGNIA SYSTEMS, INC.

Date: July 31, 2023	By:	/s/ Zackery A. Weber
Zackery A. Weber
Vice President of Finance

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